UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 13, 2011

CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

P.O. Box 14662 Reading, Pennsylvania		19612-4662
(Address of principal executive offices)		(Zip Code)

(610) 208-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Carpenter Technology Corporation (the “Company”) previously reported the voting results from its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on a Form 8-K filed October 13, 2011. In connection with the Annual Meeting, the Company’s Board of Directors (the “Board”) had recommended that stockholders vote to hold future advisory votes to approve the compensation of the Company’s named executive officers on an annual basis.

At the Annual Meeting, the Company’s stockholders expressed a preference that advisory votes to approve the compensation of the Company’s named executive officers occur on an annual basis. In accordance with the results of this vote and consistent with its recommendation to stockholders, the Board determined to implement an annual advisory vote on executive compensation until the next required vote on the frequency of advisory votes to approve the compensation of the Company’s named executive officers, which is scheduled to occur at the 2017 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

By:	/s/ James D. Dee
	Name:	James D. Dee
	Title:	Vice President, General Counsel and Secretary

Date: November 14, 2012